UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

WESBANCO, INC.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	001-39442	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza
Wheeling, West Virginia		26003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 304 234-9000

Former Name or Former Address, if Changed Since Last Report : Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	Nasdaq Global Select Market
Depositary Shares (each representing 1/40th interest in a share of 6.75% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A)	WSBCP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2024, Wesbanco, Inc. (the “Company” or “Wesbanco”) filed Articles of Amendment to its Amended and Restated Articles of Incorporation (the “Articles of Amendment”) with the Secretary of State of the State of West Virginia increasing the number of authorized shares of Wesbanco’s common stock, par value $2.0833 per share (“Common Stock”), from 100,000,000 shares to 200,000,000 shares, as further described in the joint proxy statement/prospectus relating to the special meeting of Wesbanco’s shareholders held on December 11, 2024 (the “Special Meeting”), as filed with the Securities and Exchange Commission on October 29, 2024. The Articles of Amendment became effective upon filing with the Secretary of State.

A copy of the Articles of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the Articles of Amendment is qualified in its entirety by reference to such exhibit.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 11, 2024, Wesbanco held the Special Meeting to consider and vote upon the following matters:

1.
a proposal to approve the Agreement and Plan of Merger, dated as of July 25, 2024 (as it may be amended from time to time, the “Merger Agreement”), by and among Wesbanco, Wesbanco Bank, Inc., a West Virginia corporation and a wholly-owned subsidiary of Wesbanco, Premier Financial Corp., an Ohio corporation (“Premier Financial”), and Premier Bank, an Ohio corporation and a wholly-owned subsidiary of Premier Financial, which provides for, among other things, the merger of Premier Financial with and into Wesbanco, with Wesbanco as the surviving entity (the “Merger”);
2.
a proposal to approve the issuance of shares of Wesbanco common stock, par value $2.0833 per share (“Common Stock”), pursuant to the Merger Agreement in connection with the Merger;
3.
a proposal to approve the adjournment of the Wesbanco special meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement and the issuance of shares of Common Stock pursuant to the Merger Agreement in connection with the Merger; and
4.
a proposal to amend Wesbanco’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 shares to 200,000,000 shares.

All four proposals were approved by the required vote of Wesbanco’s shareholders at the special meeting, although an adjournment of the special meeting was not necessary in light of the approval by Wesbanco’s shareholders of the proposals to approve (i) the Merger Agreement and (ii) the issuance of shares of Common Stock pursuant to the Merger Agreement in connection with the Merger.

On the record date for the special meeting, Wesbanco had 66,872,229 shares of Common Stock outstanding and entitled to vote at the special meeting. The shareholders’ vote was as follows:

	For	Against	Abstain	Broker Non-Votes
1. Approval of the Merger Agreement	48,630,462	283,733	348,370	7,663,140
2. Approval of the issuance of shares of Wesbanco common stock pursuant to the Merger Agreement in connection with the Merger	48,665,185	398,519	198,861	7,663,140
3. Approval of the adjournment of the special meeting	46,359,828	2,693,939	208,799	7,663,140
4. Approval to amend Wesbanco’s amended and restated articles of incorporation	54,810,825	1,587,619	527,262	-

Item 8.01 Other Events.

On December 11, 2024, the Company and Premier Financial issued a joint press release announcing the results of the voting at the Special Meeting and the special meeting of Premier Financial’s shareholders also held on December 11, 2024. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Matters set forth in the exhibits to this filing contain certain forward-looking statements, including certain plans, expectations, goals, and projections, and including statements about the benefits of the proposed Merger between the Company and Premier Financial, that are subject to numerous assumptions, risks, and uncertainties. Forward-looking statements in the exhibits to this filing are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the effects of changing regional and national economic conditions, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to the Company and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting the Company’s operational and financial performance, the businesses of the Company and Premier Financial may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the proposed Merger may not be fully realized within the expected timeframes; disruption from the proposed Merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the proposed Merger may not be obtained on the expected terms and schedule; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure; and other factors described in the Company’s 2023 Annual Report on Form 10-K, Premier Financial’s 2023 Annual Report on Form 10-K, and documents subsequently filed by the Company and Premier Financial with the SEC. All forward-looking statements included in this filing are based on information available at the time of the release. Neither the Company nor Premier Financial assumes any obligation to update any forward-looking statement.

Additional Information About the Merger and Where to Find It

In connection with the proposed Merger, the Company filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 which includes a joint proxy statement of Premier Financial and the Company and a prospectus of the Company with respect to shares of the Company’s common stock to be issued in the proposed transaction, as well as other relevant documents concerning the proposed transaction. The Form S-4 was declared effective on October 28, 2024, and Wesbanco and Premier Financial commenced mailing to their respective shareholders on or about November 1, 2024. This communication is not a substitute for the Registration Statement on Form S-4, the joint proxy statement/Prospectus or any other document that the Company and/or Premier Financial may file with the SEC in connection with the proposed transaction. SHAREHOLDERS OF THE COMPANY, SHAREHOLDERS OF PREMIER FINANCIAL AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Registration Statement on Form S-4, which includes the joint proxy statements/prospectus, and other related documents filed by the Company or Premier with the SEC, may be obtained for free at the SEC’s website at www.sec.gov, and from either the Company’s or Premier Financial’s website at www.wesbanco.com or www.premierfincorp.com, respectively.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

3.1 Articles of Amendment to Wesbanco, Inc.’s Amended and Restated Articles of Incorporation.

99.1 Joint Press Release issued by Wesbanco, Inc. and Premier Financial Corp. dated December 11, 2024.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wesbanco, Inc. (registrant)

Date:	December 11, 2024	By:	/s/ Daniel K. Weiss, Jr.
Daniel K. Weiss, Jr. Senior Executive Vice President and Chief Financial Officer